SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2003

THORNBURG MORTGAGE, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-11914	85-0404134
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Washington Avenue, Suite 302
	Santa Fe, New Mexico	87501
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (505) 989-1900

N/A
(Former name or former address, if changed since last report.)

Item 5	Other Events.

          On April 3, 2003, Thornburg Mortgage, Inc. (the “Company”) transferred $1,060,891,770 of mortgage loans from its loan portfolio to Thornburg Mortgage Securities Trust 2003-2, which were then securitized, pursuant to a Trust, Pooling and Servicing Agreement (the “Trust Agreement”), dated as of March 1, 2003 (and subsequently amended as of April 29, 2003), with Structured Asset Mortgage Investments Inc. as Seller, Deutsche Bank National Trust Company as Trustee, Deutsche Bank Trust Company Delaware as Delaware Trustee, Wells Fargo Bank Minnesota, National Association as Master Servicer and as Securities Administrator and Thornburg Mortgage Home Loans, Inc. (“TMHL”).  Third-party investors purchased $1,039,673,900 of the securities issued in connection with this securitization in the form of “AAA”- rated floating rate pass-through certificates.

          On May 15, 2003, the Company entered into an Indenture and a First Supplemental Indenture with Deutsche Bank Trust Company Americas as Trustee, relating to the completion by the Company of an unregistered offering (the “Offering”) of $200.0 million in senior unsecured notes at par (the “Notes”).  The Notes bear interest at 8.0%, payable each May 15 and November 15, commencing November 15, 2003, and mature on May 15, 2013.  The Notes are redeemable, in whole or in part, beginning on May 15, 2008.  The Notes may also be redeemed under limited circumstances on or before May 15, 2006.  In connection with the Offering, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Credit Suisse First Boston LLC on May 15, 2003.   Pursuant to the Registration Rights Agreement, if the Company does not complete an exchange offer of the Notes for registered notes within a certain time frame or meet certain other deadlines, it must pay additional interest to the holders of the Notes at a rate of 0.5% per annum for the first 90-day period following such event of default.  The additional interest rate will increase by an additional 0.5% per annum with respect to each subsequent 90-day period until such event of default is cured, up to a maximum interest rate of 2.0% per annum.

Item 7(c)	Exhibits.

          The following exhibits are filed as part of this report in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit	Name of Exhibit

10.10

Trust, Pooling  and Servicing Agreement (the “Trust Agreement”), dated as of March 1, 2003, with Structured Asset Mortgage Investments Inc. as Seller, Deutsche Bank National Trust Company as Trustee, Deutsche Bank Trust Company Delaware as Delaware Trustee, Wells Fargo Bank Minnesota, National Association as Master Servicer and as Securities Administrator and Thornburg Mortgage Home Loans, Inc.

10.10.1	Amendment to the Trust Agreement, dated as of April 29, 2003, with the Seller, the Trustee, the Delaware Trustee, the Master Servicer and Securities Administrator and TMHL

10.11	Indenture with Deutsche Bank Trust Company Americas, dated as of May 15, 2003

10.11.1	First Supplemental Indenture with Deutsche Bank Trust Company Americas, dated as of May 15, 2003

10.12	Registration Rights Agreement with Credit Suisse First Boston LLC, dated May 15, 2003

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THORNBURG MORTGAGE, INC.

Date: May 28, 2003	By:	/s/ MICHAEL B. JEFFERS

Michael B. Jeffers, Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	NAME OF EXHIBIT

10.10

Trust, Pooling  and Servicing Agreement (the “Trust Agreement”), dated as of March 1, 2003, with Structured Asset Mortgage Investments Inc. as Seller, Deutsche Bank National Trust Company as Trustee, Deutsche Bank Trust Company Delaware as Delaware Trustee, Wells Fargo Bank Minnesota, National Association as Master Servicer and as Securities Administrator and Thornburg Mortgage Home Loans, Inc.

10.10.1	Amendment to the Trust Agreement, dated as of April 29, 2003, with the Seller, the Trustee, the Delaware Trustee, the Master Servicer and Securities Administrator and TMHL

10.11	Indenture with Deutsche Bank Trust Company Americas, dated as of May 15, 2003

10.11.1	First Supplemental Indenture with Deutsche Bank Trust Company Americas, dated as of May 15, 2003

10.12	Registration Rights Agreement with Credit Suisse First Boston LLC, dated May 15, 2003